WEYCO Group

Florsheim | Nunn Bush | Stacy Adams | Brass Boot | Umi

Exhibit 10.19a

Pursuant to the terms and conditions of the Company's 2011 Incentive Plan (the "Plan"), you have been granted an Incentive Stock Option to purchase ________ shares of stock as outlined below.

Granted To: *Employee Name*

Grant Date: *mm/dd/yyyy*

Granted: ##

Grant Price: $## Total Cost to Exercise: $##

Expiration Date: *mm/dd/yyy*

Vesting Schedule:

By my signature below, I hereby acknowledge receipt of this Grant on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Grant and the Plan.

Signature: ____________________________ Date:________________________

WeycoGroup Inc. | P.O. Box 1188 Milwaukee, WI 53201 | Phone 414.908.1600 | Fax 414.908.1601

WEYCOGroup

Florsheim | Nunn Bush | Stacy Adams | Brass Boot | Umi

Exhibit 10.19b

Pursuant to the terms and conditions of the Company's 2011 Incentive Plan (the "Plan"), you have been granted a Non-Qualified Stock Option to purchase ________ shares of stock as outlined below.

Granted To: *Employee Name*

Grant Date: *mm/dd/yyyy*

Granted: ##

Grant Price: $##

Total Cost to Exercise: $##

Expiration Date: *mm/dd/yyy*

Vesting Schedule:

By my signature below, I hereby acknowledge receipt of this Grant on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Grant and the Plan.

Signature: ______________________________ Date:_________________________

WeycoGroup Inc. | P.O. Box 1188 Milwaukee, WI 53201 | Phone 414.908.1600 | Fax 414.908.1601

WEYCOGroup
Florsheim | Nunn Bush | Stacy Adams | Brass Boot | Umi

Exhibit 10.19c

Pursuant to the terms and conditions of the Company's 2011 Incentive Plan (the "Plan"), you have been granted a Restricted Stock Award for ________ shares of stock as outlined below.

Granted To: *Employee Name*

Grant Date: *mm/dd/yy*

Granted: ##

Grant Price: *$##*

Vesting Schedule:

By my signature below, I hereby acknowledge receipt of this Grant on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Grant and the Plan.

Signature: ______________________________ Date:__________________________

WeycoGroup Inc. | P.O. Box 1188 Milwaukee, WI 53201 | Phone 414.908.1600 | Fax 414.908.1601